UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2026

ALTISOURCE PORTFOLIO SOLUTIONS S.A.
(Exact name of Registrant as specified in its Charter)

Luxembourg	001-34354	98-0554932
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
33, Boulevard Prince Henri
L-1724 Luxembourg
Grand Duchy of Luxembourg
(Address of principal executive offices including zip code)
+352 2060 2055
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value per share	ASPS	The Nasdaq Stock Market LLC
Cash Exercise Stakeholder Warrants	ASPSZ	The Nasdaq Stock Market LLC
Net Settle Stakeholder Warrants	ASPSW	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying
with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 5.07 Submission of Matters to a Vote of Security Holders.
On May 20, 2026, Altisource Portfolio Solutions S.A. (the “Company”) held its 2026 Annual General Meeting of Shareholders (the “Annual Meeting”). A quorum was present at the meeting.
The Company’s shareholders voted on the following eight (8) proposals and cast their votes as follows:

Proposal 1:	The election of the following Directors to serve on the Company’s Board of Directors until the next annual general meeting of shareholders, or until their respective successors have been elected and qualified, was approved by the following vote:

Name	For	Against	Abstentions	Broker Non-Votes
John G. Aldridge, Jr.	7,562,142	83,617	35,386	788,916
Mary C. Hickok	7,587,218	91,368	2,559	788,916
Wesley G. Iseley	7,672,845	5,790	2,510	788,916
Joseph L. Morettini	7,545,311	100,823	35,011	788,916
William B. Shepro	7,613,511	64,741	2,893	788,916
Matthew T. Winkler	7,637,129	41,507	2,509	788,916

Proposal 2:
The appointment of RSM US LLP to be Company’s independent registered public accounting firm for the year ending December 31, 2026, until the Company’s 2027 annual meeting of shareholders, and the appointment of Atwell S.à r.l. to be Company’s certified auditor (Réviseur d’Entreprises) for the same period, was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
8,433,304	33,736	3,021	0

Proposal 3:	The Company’s Luxembourg Annual Accounts for the year ended December 31, 2025 and consolidated financial statements prepared in accordance with International Financial Reporting Standards (the “Consolidated Accounts” and, together with the Luxembourg Annual Accounts, the “Luxembourg Statutory Accounts”) as of and for the year ended December 31, 2025, were approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
7,677,285	779	3,081	788,916

Proposal 4:
The receipt and approval of the Directors’ report for the Luxembourg Statutory Accounts for the year ended December 31, 2025 and the receipt of the report of the supervisory auditor (Commissaire aux Comptes) for the Luxembourg Annual Accounts for the same period, were approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
7,677,179	877	3,089	788,916

Proposal 5:	The allocation of the results in the Luxembourg Annual Accounts for the year ended December 31, 2025, was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
7,676,272	1,778	3,095	788,916

Proposal 6:
The discharge of each of the Directors of the Company for the performance of their mandates for the year ended December 31, 2025, and the supervisory auditor (Commissaire aux Comptes) for the performance of her mandate for the same period, was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
7,671,707	5,041	4,397	788,916

Proposal 7:	The compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement (“Say-on-Pay”), was approved on a non-binding advisory basis by the following vote:

For	Against	Abstentions	Broker Non-Votes
7,604,928	72,026	4,191	788,916

Proposal 8:	An amendment and restatement of the Company’s 2009 Equity Incentive Plan to (i) increase the number of shares of common stock reserved for issuance under the 2009 Equity Incentive Plan by an additional 800,000 shares, and (ii) provide for automatic annual increases to the share reserve (subject to the discretion of the Board of Directors to decrease any such automatic increase) for a period of four years, subject to specified percentage and numerical limitations and any conditions on the ability of the Board of Directors to increase the issued share capital under the Company’s Amended and Restated Articles of Incorporation, was approved by the following vote:

For	Against	Abstentions	Broker Non-Votes
6,880,234	799,320	1,591	788,916

Each of the foregoing proposals is more fully described in the proxy statement filed by the Company with the Securities and Exchange Commission on April 7, 2026.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 20, 2026

Altisource Portfolio Solutions S.A.

By:	/s/ Michelle D. Esterman
Name:	Michelle D. Esterman
Title:	Chief Financial Officer